UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: February 2007

Independence Air, Inc.

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	See below	See below
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Detail of Other Operational Expense	MOR-2 (CON'T)	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

In FLYi, Inc., et al., the following certification is filed with the Debtors' monthly operating reports and set forth on a single page:

A. Bank Reconciliation Certification
The undersigned verifies that, to the best of my knowledge, all of the Debtors' February 2007 bank balances have been reconciled in an accurate and timely manner.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Richard Kennedy	President, General Counsel & Corporate Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: February 2007
Independence Air, Inc.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
Copies of the bank statements, bank reconciliations, and the cash disbursements journal are available upon request. All accounts are reconciled.
		BANK ACCOUNTS				CURRENT MONTH	CUMULATIVE FILING TO DATE
	OPER.	UBS SECURITIES TRADING ACCOUNT	PAYROLL	TAX	RESTRICTED CASH	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$41,955,299	$106,033,674	$0	$0	$4,157,176	$152,146,149	$51,910,064

RECEIPTS
FLYi Sales						0	93,297,281
Charter						0	208,955
A319 Related Credits						0	134,000
Account Transfers	6,544					6,544	60,312,357
Other	173,793	466,200			5,377	645,370	121,520,907

TOTAL RECEIPTS	180,337	466,200	0	0	5,377	651,914	275,473,500

DISBURSEMENTS
AP	212,140					212,140	14,620,944
Payroll Account	87,334					87,334	46,743,233
Payroll Taxes	40,749					40,749	10,157,283
9/11, PAX Screening, & Excise Taxes	0					0	9,203,167
Benefits	0					0	6,843,005
Insurance	9,399					9,399	(503,437)
Fuel	0					0	12,378,947
Power by the Hour / Reserves	0					0	717,684
Aircraft Payments / Settlements	0					0	195,000
A319 Purchase Deposits	0					0	0
MWAA	0					0	4,723,098
CLC	0					0	407,642
FLYi, Inc	0					0	0
GE holdover rents settlement	0					0	0
GE Loan	0					0	0
Trident/BAE loans	0					0	0
BK professional fees	734,401					734,401	14,412,904
Security costs	0					0	34,351
Shipping	0					0	185,849
Other close fees	53,118					53,118	237,045
Engine changes	0					0	424,176
GKV Advertising	0					0	0
Upstream	0					0	269,479
Bombardier	0					0	0
Account Transfers	0				6,544	6,544	36,936,434
Other	3,119				157,884	161,003	17,903,381

TOTAL DISBURSEMENTS	1,140,259	0	0	0	164,428	1,304,687	175,890,187

NET CASH FLOW	(959,921)	466,200	0	0	(159,051)	(652,773)	99,583,312
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$40,995,378	$106,499,874	$0	$0	$3,998,124	$151,493,376	$151,493,376

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$1,304,687
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	NA
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	NA
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$1,304,687
FORM MOR-1
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: February 2007
Independence Air, Inc.
STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Operating revenue
Passenger	$0	$47,119,532
FIM/pricing adjustments	-	-
Adjusted passenger revenue	-	47,119,532

Freight and mail	-	-
ID passenger	-	(968)
Charter	-	91,694
Inflight Sales	-	84,454
Other revenue	-	2,711,437
Total other revenue	-	2,886,617

Total operating revenues	-	50,006,149
OPERATING EXPENSES
Operating expenses
Insider Compensation*	13,334	464,408
Wages	101,889	20,694,045
Fringes and benefits	69,137	5,854,115
Profit sharing	-	-
Aircraft fuel	-	19,859,940
Aircraft maintenance and materials	(101,594)	9,847,220
Aircraft rentals	-	11,670,148
Traffic commissions	-	611,195
CRS fees	-	93,458
Facilities rents	843,026	8,410,748
Landing fees	10,991	(343,084)
Depreciation and amortization	-	3,914,406
Other (schedule attached to MOR2CONT)	305,385	3,882,672
Impairment of long-lived assets	-	-
Loss on sale of aircraft	-	-
Retirement and restructuring charge (See note on MOR-3)	243,887	(28,713,996)
Total operating expense	1,486,057	56,245,276

Net operating income (loss)	(1,486,057)	(6,239,127)
Net Profit (Loss) Before Other Income & Expenses	(1,486,057)	(6,239,127)
OTHER INCOME AND EXPENSES
Other (income) expense
Interest income	(623,207)	(6,473,328)
Interest expense	675	(411,026)
Government compensation	-	-
Other misc	-	(103,453,088)
Total other (income) expense	(622,532)	(110,337,442)
Net Profit (Loss) Before Reorganization Items	(863,524)	104,098,315
REORGANIZATION ITEMS
Professional Fees	650,590	8,802,284
U. S. Trustee Quarterly Fees	11,250	56,250
Interest Earned on Accumulated Cash from Chapter 11	-	-
Gain (Loss) from Sale of Equipment	-	922
Other Reorganization Expenses (attach schedule)	-	-
Total Reorganization Expenses	661,840	8,859,456
Income Taxes	23,706	136,323
Net Profit (Loss)	($1,549,070)	$95,102,536

*"Insider" is defined in 11 U.S.C. Section 101(31).		FORM MOR-2
		(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: February 2007

Independence Air, Inc.
STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Operational Expenses
Summary of Other Expenses:

Crew accommodations	$0	($266,858)
Advertising	-	(1,787,235)
Glycol	-	(343,817)
Property taxes	-	2,040,120
Bussing	-	-
Hull insurance	22,888	313,394
Passenger supplies	-	51,704
Travel	982	(132,387)
Telecommunications	4,858	1,302,666
Passenger insurance	-	556,824
Passenger screening	387	(300,747)
Ground handling	-	338,792
Ground property equipment	13,024	115,005
Law enforcement	-	(252,099)
Beverage service	438	114,244
Liquor service	-	21,690
Reproduction expenses	-	146,072
Publicity	-	8,902
Uniforms	(13)	36,168
Office supplies	4,251	30,864
Moving	-	42
Miscellaneous	8,272	178,851
Legal	21,059	854,139
Accounting	(6,448)	(151,353)
Software rental / MIS	(29,033)	624,716
Directors fees	-	71,000
Additional services	107,748	(1,596,989)
Other insurance	14,786	2,453,033
Training	-	454,821
Bad debt	139,764	393,475
Passenger claims	-	293,434
Parking	(182)	176,043
Utilities	-	(11,239)
Freight	134	288,601
Recruiting	-	-
Company Events	-	4,553
Misc other	-	-
Gain/Loss on Assets	2,381	(2,389,717)
Corporate filing fees	90	245,961

Total other operating expenses	$ 305,385	$3,882,672

FORM MOR-2 (CON'T)
		(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: February 2007

Independence Air, Inc.
BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents	$40,669,412	$8,438,994
Short term investments	106,440,908	20,581,561
Restricted cash	1,505,892	36,274,680
Accounts receivable, net	100,749,984	15,773,490
Expendable parts and fuel inventory, net	37,661	14,467,877
Prepaid expenses and other current assets	3,792,396	36,787,106
Assets held for sale	-	(1)
Deferred tax asset	(1)	(1)
TOTAL CURRENT ASSETS	$253,196,252	$132,323,705
OTHER ASSETS
Restricted Cash	2,957,824	$20,455,434
Long term investments	-	-
Property and equip., net of depreciation	-	161,493,590
Intangible assets, net of accumulated amortization	-	170,625
Debt issuance costs, net of accumulated amortization	-	4,518,707
Aircraft deposits	11,112,000	22,412,000
Long Term deferred tax asset	-	-
Other assets	419,643	7,685,603
TOTAL OTHER ASSETS	$14,489,467	$216,735,959

TOTAL ASSETS	$267,685,719	$349,059,665

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$3,130,932	$0
Notes payable		-
Air traffic liability	833,822	-
Accrued liabilities	2,210,354	-
Deferred revenue current		-
Long-term debt, less current portion		-
Intercompany Loan Payable		-
Capital lease obligations, less current portion		-
Deferred credits, net		-
Deferred tax liability		-
Other Long Term Liabilities		-
Amounts Due to Insiders*	26,668	-
TOTAL POSTPETITION LIABILITIES	$6,201,776	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$1,054,465	$168,649,600
Priority Debt	10,482,516	3,173,302
Unsecured Debt	393,022,852	317,204,684
Other accruals related to prepetition obligations that have not been invoiced	12,233,119	121,659,469
TOTAL PRE-PETITION LIABILITIES	$416,792,953	$610,687,054

TOTAL LIABILITIES (See note below)	$422,994,729	$610,687,054
OWNER EQUITY
Capital Stock	$0	$0
Additional Paid-In Capital	-	-
Treasury Stock	7,435,000	7,435,000
Owner's Equity Account	-	-
Retained Earnings (Deficit) - Pre-Petition	(257,846,546)	(269,062,389)
Retained Earnings (Deficit) - Postpetition	$95,102,536	-
Adjustments to Owner Equity (attach schedule)	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)		-
NET OWNER EQUITY	($155,309,010)	($261,627,389)

TOTAL LIABILITIES AND OWNERS' EQUITY	$267,685,719	$349,059,665
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

Note:   The Liabilities above do not include (i) any amounts associated with liability for aircraft for the period from the Petition Date through Jan. 5, 2006 or (ii) any estimated amounts for claims related to the Debtors' rejection of operating and aircraft leases or other agreements.    In addition, the Liabilities Subject to Compromise (Pre-Petition) above do not include the asserted secured liability associated with returned aircraft and aircraft equipment.  A corresponding reduction has been made to the Other Assets (Property and equip., net of depreciation) above in recognition of the returned aircraft and aircraft equipment.

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: February 2007
Independence Air, Inc.
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Photocopies of tax returns filed during the reporting period are available upon request.
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	(0)	16,813	16,813	*	*	(0)
FICA-Employer & Employee	2,752	11,807	12,562			1,998
Unemployment	14	42	45			12
Income	0					0
Other:_________________	0					0
Total Federal Taxes	2,767	28,662	29,420			2,009
State and Local
Withholding	0	4,878	4,878			0
Sales	0					0
Excise	0					0
Unemployment	117	5,937	5,957			97
Real Property	0					0
Personal Property	332,792	0	160,751			172,041
Corporate	19,006					19,006
Municipal income taxes	0		0			(0)
Total State and Local	351,915	10,815	171,585			191,144

Total Taxes	354,681	39,477	201,005			193,153

All income taxes above include pre and post petition amounts as the Company received approval to pay these taxes pursuant to first day orders.

* For all line items, detail is available upon request.

SUMMARY OF UNPAID POSTPETITION DEBTS
Aged listing of accounts payable is available upon request.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	80,393	(11,749)		(4,837)	2,289,637	2,353,445
Wages Payable	29,231					29,231
Taxes Payable	193,153					193,153
Rent/Leases-Buildings, Airports, etc					287,626	287,626
Secured Debt/Adequate Protection Payments						0
Professional Fees	336,182	20,752	129,427	757	2,743	489,861
Amounts Due to Insiders*	13,334	13,334				26,668
Other:__________________________						0
Other:__________________________						0
Total Postpetition Debts	652,294	22,338	129,427	(4,080)	2,580,007	3,379,985

Explain how and when the Debtor intends to pay any past-due postpetition debts.

The debtor continues to reconcile certain post-petition expenses and anticipates paying certain post-petition obligations in due course or pursuant to the terms of a Chapter 11 plan.

*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: February 2007

Independence Air, Inc.
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$415,991
+ Amounts billed during the period	-
- Amounts collected during the period	(112,177)
Total Accounts Receivable at the end of the reporting period	$303,815

Accounts Receivable Aging	Amount
0 - 30 days old	-
31 - 60 days old	-
61 - 90 days old	-
91+ days old	303,815
Total Accounts Receivable	303,815
Amount considered uncollectible (Bad Debt)	100,000	(estimate)
Accounts Receivable (Net)	$203,815

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business	x
this reporting period? If yes, provide an explanation below.
Flyi, Inc. and its affiliated debtors and debtors in possession continue to liquidate their assets
Through the Chapter 11 cases.
2. Have any funds been disbursed from any account other than a debtor in possession		x
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	x
below.
4. Are workers compensation, general liability and other necessary insurance	x
coverages in effect? If no, provide an explanation below.

FORM MOR-5
(9/99)